Exhibit 99.1

2017 Biotech Showcase Investor Presentation January 9, 2017

Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon management’s current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our timeline for our ribaxamase and SYN - 010 clinical trials and reporting of data, the size of the market, benefits to be derived from use of ribaxamase and SYN - 010 , our anticipated patent portfolio, and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, our product candidates demonstrating safety and effectiveness, as well as results that are consistent with prior results, our ability to initiate clinical trials and if initiated, our ability to complete them on time and achieve the desired results and benefits, our clinical trials continuing enrollment as expected, our ability to obtain regulatory approval for our commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, developments by competitors that render our products obsolete or non - competitive, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate, our ability to become or remain profitable, our ability to establish and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2015 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2

Management Team

- **Jeffrey Riley, CEO**
  Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC
- **Steven Shallcross, CFO**
  Vanda Pharmaceuticals, Inc., Empire Petroleum Partners, LLC, Innocoll AG (formerly privately held Innocoll Holdings, Inc.)
- **Joseph Sliman, MD, MPH, SVP Clinical/Regulatory**
  Vanda Pharmaceuticals, Inc., MedImmune, Inc., DynPort Vaccine
- **Raymond Stapleton, PhD, SVP, Manufacturing**
  Merck & Co., Inc.
- **Michael Kaleko, MD, PhD, SVP R&D**
  Genetic Therapy, Inc. (Novartis), Advanced Vision Therapies (currently known as Wellstat Ophthalmics)
- **Deb Mathews, PharmD, VP Medical Affairs**
  Bayer Healthcare Pharmaceuticals, Novartis
- **Jamiee Martinez, VP Marketing**
  Hewlett Packard

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Company Strategy Pioneering and developing therapeutics focused on protecting the gut microbiome Core Advancing two lead microbiome - focused drugs with billion - dollar market potential poised for pivotal trials Future Growth Robust pipeline of preclinical therapeutic programs designed to enhance people’s health 4

Product Pipeline

Therapeutic Area / Product Candidate	Discovery	Preclinical	Phase 1	Phase 2	Phase 2b/3
IBS-C **SYN-010 [C]** **Oral modified-release lovastatin lactone**					*
Prevention of CDI, AAD, and AMR **SYN-004 (ribaxamase)** **Oral enzyme to degrade IV Beta-lactam Antibiotics**					
Prevention of CDI and AAD SYN-007 Oral enzyme to degrade orally administered Beta-lactam Antibiotics					
Prevention of CDI and AAD SYN-006 Oral enzyme to degrade IV Carbapenem Antibiotics					
Preserve gut microbiome and barrier/Treat Inflammation SYN-020 Oral intestinal alkaline phosphatase					
Prevention/Treatment of Pertussis (Whooping Cough) SYN-005 [I,T] Monoclonal antibodies					
Phenylketonuria (PKU) SYN-200 [I] Biotherapeutics					

Completed   Planned

*Two Phase 2 studies completed. Planning Phase 2b/3 pivotal trial

C - Cedars-Sinai Medical Center collaboration
I - Intrexon Corporation collaboration
T - The University of Texas at Austin collaboration

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Recent Highlights 6 SYN - 010 : IBS - C Milestone Phase 2 (1st study; acute, placebo - controlled) √ 4Q 2015 – Reported Supportive Phase 2 topline data Phase 2 (2nd study; extension, SYN - 010 42mg) √ 1Q 2016 – Reported Supportive Phase 2 topline data Completed end of Phase 2 Meeting with FDA √ Summer 2016 Pivotal Phase 2b/3 trial 1Q 2017 – Initiate Phase 2b/3 trial SYN - 004 (ribaxamase): CDI & AAD Milestone Phase 1a/1b √ 1Q 2015 – Supportive topline Phase 1b results Phase 2a open - label (1st ileostomy study; ceftriaxone) √ 4Q 2015 – Reported supportive Phase 2a topline data Phase 2a open - label (2nd ileostomy study; ceftriaxone + PPI) √ 2Q 2016 – Reported supportive Phase 2a topline data Phase 2b proof - of - concept (double - blind, placebo - controlled) √ 1Q 2017 – Met primary endpoint; 71.4% relative risk reduction in CDI rates vs placebo (p - value=0.045) Pivotal Phase 3 trial(s) End of 2017 – Initiate Phase 3 trial(s) We are making SIGNIFICANT progress in each phase of SYN - 010 and SYN - 004

Source: http://commonfund.nih.gov/hmp/overview.aspx US National Library of Medicine. Image source: Ottman N, et al. (2012) The function of our microbiota: who is out there and what do they do? Front. Cell. Inf. Microbio . 2:104. Human Microbiome > 1,000,000 Genes Human Genome 23,000 Genes 99% of Genes in the body are Microbial, NOT Human The Human Microbiome A collection of microorganisms living symbiotically in and around the human body 7

Source: http://commonfund.nih.gov/hmp/overview.aspx US National Library of Medicine. Image source: Ottman N, et al. (2012) The function of our microbiota: who is out there and what do they do? Front. Cell. Inf. Microbio . 2:104. The Human Microbiome Helps digest food, keep the immune system operating at peak performance, and stimulate the production of essential vitamins 8 Microbiome r esponds to environmental conditions and life stages

Source: Belizário JE and Napolitano M (2015) Human microbiomes and their roles in dysbiosis , common diseases, and novel therapeutic approaches. Front. Microbiol . 6:1050. Diseases Directly Influenced by the Gut Microbiome Microbial communities provide ample therapeutic opportunities 9 Vagina Microbiome Vagina Vaginosis Sexually Transmitted Diseases Yeast Infection Caries Periodontal Diseases Gingivitis Oral Microbiome Mouth: tonsils Pre - term Birth Chorioamnionitis Villitis TORCH Infections Placenta Microbiome Placenta: term birth • Obesity • Metabolic Syndrome • Diabetes • C. difficile Infection • Colorectal Cancer • Inflammatory Bowel Diseases • Psychiatric Disorders Up to 90% of all diseases can be traced in some way back to the gut and health of the microbiome Diseases such as…

SYN - 004 (ribaxamase) Prevention of C. difficile Infection, AAD, and Antimicrobial Resistance (AMR)

C. difficile Infection (CDI): a Growing Epidemic Support from CDC, Department of Health & Human Services and CMC to reduce CDI 11 #1 Hospital - acquired infection in the U.S. 453,000 Patients in the U.S. infected with C. difficile annually 1 4 ̶ 7 Extra days spent in hospital by CDI patients 2 25% Patients who experience CDI recurrence in first 3 months of last incidence 3 - 5 $1.5 B Annual added cost to hospitals resulting from hospital - acquired CDI 6 - 7 29,000 Annual C. difficile - related deaths 8 1 Leffler DA et al. N Engl J Med 2015 ; 372:1539 - 1548 . 2 (APIC) National Prevalence Study of Clostridium difficile in U.S. Healthcare Facilities. November 11 , 2008 . 3 Louie TJ, et al. N Engl J Med 2011 ; 364:422 – 31 . 4 Cornely OA, et al. Lancet Infect Dis 2012 ; 12:281 – 9 5 Vardakas KZ, et al. Int J Antimicrob Agents 2012 ; 40:1 – 8 . 6 Lofgren ET et al. Epidemiology 2014; 25: 570 - 5. 7 Zimlichman E, et al. JAMA Intern Med 2013 8 https://www.whitehouse.gov/sites/default/files/docs/ national_action_plan_for_combating_antibotic - resistant bacteria.pdf ; 173: 2039 - 46.

Antibiotic Resistance: Public Policy Tailwind CDC BAA – 2016 • Microbiome assessment and intervention to address antibiotic - mediated antimicrobial resistance (AMR) SYN awarded CDC contract to evaluate ability of ribaxamase to prevent AMR WHO OSTP National Microbiome Initiative - 2016 • Integrated study of microbiomes across different ecosystems Declaration on Combatting Antibiotic Resistance – 2016 • Collaborative action by industry & governments 21 st Century Cures Act – 2016 • Smaller Trials, Limited Populations March 2015 National Action Plan • Combat Antibiotic Resistance • Promote Development pf New Antibiotics DISARM Act* - 2015 • Medicare Reimbursement Gain Act - 2012 • Fast - Track, Priority Review, +5 - yr Global concern is growing around the spread of antibiotic resistance 12 HHS

Gaming Displays & Accessories Services Core PC Business SYN - 004: A potential paradigm shift through prevention and protection of a diverse gut microbiome Ribaxamase Paradigm Current Paradigm Antibiotics • IV β - lactam antibiotic * AND • SYN - 004 (ribaxamase) Good microbes that protect against infection are destroyed & C. difficile infection takes over Ribaxamase is designed to protect the natural balance of the gut microbiome during antibiotic use Antibiotics • β - lactam • Fluoroquinolone • Clindamycin • Other More Antibiotics • Metronidazole • Vancomycin • Fidaxomicin * I ntended to include penicillins plus cephalosporins 13

Feces collections Readouts: • Fecal DNA shotgun deep sequencing metagenomics analyses • Antibiotic blood levels Oral ribaxamase (75 mg QID) Days: - 7 - 4 IV Ceftriaxone (50 mg/kg, SID) 0 8 Piglet Model of Antibiotic - Mediated Dysbiosis 2 month old 20 kg piglets N=5 per cohort 7 4 1 2 Blood collections 9 Study End

Ribaxamase Reduced Propagation of Antibiotic - Resistance Genes Ceftriaxone (CRO) increased the frequency of genes conferring resistance to multiple classes of antibiotics, not just beta - lactams Ribaxamase mitigated this increase

SYN-004: Designed to Protect the Microbiome from Antibiotic Damage

Ribaxamase prevented ceftriaxone-mediated changes in pig fecal microflora



Day
-7
-4
+4
+8
-7
-4
+4
+8
Ceftriaxone (Day 0)
Ceftriaxone
Ceftriaxone + ribaxamase
1.5
1.0
0.5
0.0

Heat map shows log relative abundance of microbial genes in pig feces. Each square represents a microbial species present in an individual microbiome.

Species that **overgrew** in ceftriaxone alone cohort.

Species that were **depleted** in ceftriaxone alone cohort.

Day 8 vs Day -4[1]		
	Ceftriaxone Alone	Ceftriaxone ribaxamase[2]
Chi-sq	469.93	79.22
P	7.5×10^{-25}	**0.38**

Ceftriaxone + ribaxamase NOT significantly different to baseline (Day -4) →

[1] Dirichlet-Multinomial model Likelihood Ratio Test
[2] Ribaxamase did not alter ceftriaxone IV plasma levels measured 1 and 6 h after dosing on Day 2

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SYN - 004 (ribaxamase): Phase 2b Proof of Concept Trial 84 Global Clinical Sites Ceftriaxone + Ribaxamase Ceftriaxone + Placebo Primary Endpoint: • Prevention of C. difficile associated diarrhea (CDAD) Secondary Endpoint: • Prevention of non - C. difficile AAD Exploratory Endpoints: • Evaluate ability to limit disruption of the gut microbiome. 1:1 Patients admitted to the hospital for treatment of a LRTI Enrollment Completed (Q3 2016): 412 patients Data analysis ongoing 16

SYN - 004: Phase 2b Proof of Concept Trial Study Design Fecal microbiome and fecal colonization samples taken 4 weeks Randomized 1:1, 150mg ribaxamase or placebo US Canada Romania Bulgaria Hungary Poland Serbia Diarrhea = 3 or more loose or watery stools in a 24 hour period, samples collected CDI = local lab results for presence of C. difficile toxins A and/or B 17

New VRE Colonization Data consistent with MoA of protecting the gut microbiome from complications of antibiotic therapy SYN - 004 (ribaxamase): Phase 2b Topline Results P= 0.0002 • Achieved primary endpoint of statistically significant (P=0.045) reduction of CDI • 71.4% relative risk reduction in CDI rates vs placebo • Statistically significant (p=0.002) reduction in new VRE colonization vs placebo • Positive trend towards decreasing the incidence of AAD from all causes • New VRE colonization predominantly occurred at the 72 hour time point CDI + AAD *New colonization was defined as a negative screening sample followed by a positive sample at 72 hours or 4 weeks 7 2 CDI Placebo Ribaxamase P=0.045 P=0.13 18

SYN-004 (ribaxamase): Strong Patent Position

~60 U.S. & Foreign Granted Patents

Patented ribaxamase Composition of Matter	Patented other beta-lactamase Composition of Matter & Uses	Pending Patent Applications
		• Methods of Manufacture • Clinical Dosing & Formulation • Methods of Treatment, etc.
Expires 2031	Expires 2035	Expires 2035/36

~25 U.S. & Foreign Pending Patents

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SYN - 004 (ribaxamase): Market Potential *Estimate based on the following assumptions: Cost of ribaxamase/day of $100 x 117M days of “ribaxamase target” β - lactam antibiotics in 2014 1 Arlington Medical Resources (AMR), a Decision Resources Group Company, 2014 Audits of Acute Care Hospital Antibiotic Utilizat ion . Does not include readmissions Ribaxamase Potential U.S. Market ~$12 Billion* 117 Million Average days of ribaxamase administered with target IV beta - lactam antibiotics 1 21 16.7 Million Hospitalized patients 1 $100 Estimated daily cost of hospital - administered SYN - 004 (ribaxamase) 453,000 New patients infected with C. difficile annually in the U.S.

SYN - 010 Treatment of IBS - C

Irritable Bowel Syndrome with Constipation (IBS-C)

IBS is a prevalent disorder that significantly impacts work, lifestyle and social well-being



Data confirmed that IBS is a long-term condition, with 1/3 of IBS sufferers having experienced IBS symptoms for over 10 years

An estimated 10-15% of the population suffers from IBS

IBS affects twice as many women as men and is most often found in people 25-54 years of age

In patients medically diagnosed with IBS, 25% had visited a health professional at least five times before being formally diagnosed

Source: http://www.skinnydivadiet.com/2016/11/what-is-irritable-bowel-syndrome-ibs.html, http://www.medscape.com/viewarticle/506173_4

Prof. A. P. S. Hungin, Centre for Integrated Health Care Research, Wolfson Research Institute, University of Durham, Stockton-on-Tees TS17 6BH, Aliment Pharmacol Ther. 2005;21(11):1365-1375. © 2005 Blackwell Publishing

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The Role of Methane in the Gut Microbiome SYN - 010: a proprietary modified - release formulation of lovastatin lactone 24 Bacteroides thetaiotaomicron is one such bacterium Carbohydrates Methanobrevibacter smithii archea consumes hydrogen gas from Bacteroides and produces methane, which is lost from gut as “gas” Source: http://commons.wikimedia.org/wiki/File:Intestine_and_stomach_ - _transparent_ - _cut.png Modulating M. smithii archea reduces methane release Many gut bacterium ferment carbohydrates, which releases H 2 and CO 2 Carbohydrates CO 2 H 2 CH 4 Methane Gas

SYN - 010: Key Differentiators No serious adverse events reported in clinical trials SYN - 010 is a proprietary, modified - release formulation of lovastatin lactone that is optimal for reducing methane - production by certain microorganisms ( M. smithii ) in the gut 25 Intended to minimize disruption to the microbiome and treat an underlying cause of (IBS - C). Acts primarily in the intestinal lumen while avoiding systemic absorption, thereby targeting the cause of IBS - C, not just the symptoms.

SYN-010 Phase 2: Twelve Week Evaluation in IBS-C Patients

SYN-010 reduced breath methane and improved IBS-C symptoms

	Study 1	Study 2	Conclusions
Phase 2a	Randomized, Double Blind	Open-label extension	**FDA supported progression to Phase 2b/3 trial**
Duration	4 weeks	8 weeks	Up to 12 weeks of daily SYN-010
Outcomes			
Primary	• SYN-010 ↓ breath CH_4 vs baseline at Days 7, 28	• Breath CH_4 further ↓ vs baseline when Placebo or 21 mg transferred to 42 mg	• Inverse correlation between breath CH_4 and SBMs, CSBMs[1]
Secondary	• % Monthly Responders ↑ • Relative to baseline: Number of CSBMs ↑ (21 mg) Abdominal pain ↓ (42 mg) • Low-to-no lovastatin trough levels at Days 7, 28	• % Monthly Responders ↑ when Placebo or 21 mg transferred to 42 mg • Relative to baseline: Number of CSBMs ↑ Abdominal pain score ↓ Bloating score ↓	• Persistent improvements in % Monthly Responders, CSBMs, abdominal pain & bloating over 12 weeks • Reduction in IBS-SSS (Symptom Severity Score) from baseline[2] • No meaningful systemic effects (e.g. LDL-C)
Safety	• No SAEs • Very few AEs	• No SAEs • Very few AEs	• No SAEs and very few AEs • One case of diarrhea (not drug related)

Significant reduction in the IBS Symptom Severity Score, which includes abdominal pain, bloating, stool frequency and quality of life scores, for all patients

Showed a statistically significant decrease in methane production

No SAEs and very few AE's

1 - Least-squares linear regression modeling
2 - Paired t-test vs Baseline (Day 1).
A Monthly Responder is defined as a subject who has a weekly response in at least 50% of the weeks of treatment during the month.
A Weekly Responder is defined as a subject who experiences:
A decrease in weekly average score for worst abdominal pain in the past 24 hours of at least 30% compared with Study 1 Baseline, AND A stool frequency increase of 1 or more complete spontaneous bowel movements per week compared with Study 1 Baseline

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IBS-C Market Overview[1]

SYN-010's potential competitive advantage

Product Candidate Company Phase/Status	SYN-010 * Synthetic Planned pivotal 2b/3	Linzess Allergan Marketed	Amitiza Takeda Marketed	OTC Laxatives Various Marketed	Plecanatide Synergy Phase 3	Tenapanor Ardelyx Phase 3
Designed to treat underlying cause of IBS-C	●	○	○	○	○	○
Designed to treat symptoms w/o causing severe diarrhea	●	○	○	○	○	○
Designed to treat symptoms	●	●	●	●	●	●
Designed to relieve constipation	●	●	◐	●	●	●
Designed to relieve abdomial pain & bloating	●	●	◐	◐	◐	●
Design to cause more regular bowel movements	●	●	◐	◐	●	●

*Based on two Phase 2 clinical trials and Company expectations

[1] Not a comprehensive list of pipeline products; representative of compounds that are furthest along in clinical development
Source: www.clinicaltrials.gov; GlobalData; Corporate pipeline websites

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SYN - 010’s Strategic Patent Position 28 ~60 U.S. & Foreign Granted Patents ~20 U.S. & Foreign Pending Patents Patented Methods of Treatment (Broadest Indication) Expires 2023 Patented and Pending Methods of Treating Constipation with SYN - 010 in Screened Patients Expires 2034 Pending Patent Applications • Formulations • Methods of Use in Specific Patient Populations • Clinical Dosing Expires 2035

Anticipated SYN-010 Phase Pivotal Trials Design

A randomized, 1:1:1, double-blind, placebo-controlled clinical study



150 Clinical Sites in North America
Phase 2b/3
Phase 3
42 mg (280)
Once daily, oral dosing
All comers; methane measured at baseline
21 mg (280)
Once daily, oral dosing
All comers; methane measured at baseline
Placebo (280)
Placebo
12 Weeks
SYN-010
Dose(s) determined from Phase 2b/3
Placebo
12 Weeks
Randomized Withdrawal
(per guidance)
4 Weeks

Primary Endpoint:

- Percentage of overall (12-week) responders* in SYN-010 treatment groups compared to placebo.

Secondary Endpoints:

- Changes from baseline in bloating score, abdominal pain score, breath methane frequency and stool consistency
- QoL measures including, adequate relief, PAC-SYM, EQ-5D

*An overall (12-week) responder is defined as a subject who has a weekly response in at least 50% of the weeks in the 12-weeks treatment period.

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2017 Biotech Showcase Investor Presentation January 9, 2017 SYN – January 7, 2017 Draft V4 VP